Pursuant to Rule 497(e)
                            Registration No. 33-24962
                      Investment Company Act No.: 811-5186


                             American Skandia Trust
                            Supplement            dated  February 3, 1997 to the
                                                  Prospectus  dated December 30,
                                                  1996  Berger   Capital  Growth
                                                  Portfolio

     Effective  February 3, 1997,  Patrick S. Adams and Sheila J.  Ohlsson  have been appointed co-managers of the Berger Capital Growth Portfolio (the "Portfolio") of the American Skandia Trust. Mr. Adams and Ms. Ohlsson assumed responsibility for the day-to-day investment management of the Portfolio, succeeding Rodney L. Linafelter.

     Accordingly, the section of the Prospectus entitled "Management of the Trust -- Sub-advisors -- Berger Capital Growth Portfolio" is amended by deleting the second paragraph and adding the following:

         The co-managers of the Portfolio are Patrick S. Adams and Sheila J. Ohlsson. Mr. Adams joined Berger Associates as a Senior Vice President in February 1997, where he is also the manager of the Berger 100 Fund, co-manager of the Berger Growth and Income Fund, and portfolio manager for retirement plans and institutional and private investors. From June 1996 to January 1997, Mr. Adams served as Senior Vice President with Zurich Kemper Investments, Inc., where he was portfolio manager of the Kemper Growth Fund. From March 1993 to May 1996, Mr. Adams served as portfolio manager with Founders Asset Management, Inc., where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. Prior to that, Mr. Adams served in various positions with First of America Investment Corp. for over three years, including as Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993. Ms. Ohlsson joined Berger Associates as an Analyst in September 1991 and has served as Senior Analyst since June 1994.